    Exhibit 99.1

CIRCOR International Completes Restatement; Files Annual Report on Form 10-K for the Year Ended December 31, 2021 and Announces 2022 Annual Meeting Date

•Orders and backlog grow by double digits in 2021, driven by Industrial Segment
•Previously disclosed selected preliminary financial expectations for first-quarter 2022 reiterated
•Orders growth in second-quarter 2022 (excluding Pipeline Engineering)
•Exit from Pipeline Engineering Business and accounting review completed
•Board of Directors remain focused on exploration of strategic alternatives

Burlington, Mass., July 26, 2022 – CIRCOR International, Inc. (NYSE: CIR) (“CIRCOR” or “the Company”), one of the world’s leading providers of mission critical flow control products and services for the Industrial and Aerospace & Defense (A&D) markets, today announced the filing of the Company’s annual report on Form 10-K for the year ended December 31, 2021 (the “Annual Report”), restated financial statements for the years ended December 31, 2019, and 2020, and interim financial statements for the first, second, and third quarters of 2020 and 2021.

“We continue to make solid progress on our growth, value pricing and simplification program, and believe that the initiatives we are implementing effectively position us to better support our customers, expand margins and navigate the dynamic market environment,” said Tony Najjar, Chief Operating Officer and Interim President and CEO. “The simplification and structural cost out initiatives underway in our Industrial segment and within Corporate remain on track, and we have completed our exit from the loss-making Pipeline Engineering business. In addition, our value pricing efforts have been successful in supporting our performance, enabling us to more than offset the effects of inflation.”

The Company is reiterating its previously disclosed selected preliminary, unaudited, unreviewed financial expectations for first-quarter 2022. For second-quarter 2022, CIRCOR expects low single digit order growth (high single digits on an organic basis), excluding Pipeline Engineering, driven by strength in the Aerospace & Defense segment, offset by a decline in the Industrial segment on a difficult prior year comparison.

Helmuth Ludwig, Chair of the Board, said, “We are pleased to have the restatement behind us so that management and the Board can focus on the parallel paths of executing initiatives to enhance growth and margins across our businesses while reviewing potential strategic alternatives to maximize shareholder value. Our team has worked diligently to complete the accounting review, and I want to thank all our stakeholders for their trust and patience during this period."

2021 Overview Results As Reported:
•Backlog of $444 million, up 16% reported driven by strong demand in Industrial
•Orders of $851 million, up 16% reported and 14% organically
◦Aerospace & Defense orders of $255 million remaining flat YoY and (1%) organically
◦Industrial orders of $595 million, up 24% reported and 22% organically
•Revenue of $759 million down (1%) reported and (2%) organically
◦Aerospace & Defense revenue of $253 million, down (5%) reported and (6%) organically
◦Industrial revenue of $506 million, up 1% reported and flat organically
•GAAP operating (loss) income ($29) million, up 69% reported
•Adjusted operating income $54 million, down (1%)
•GAAP operating margin of (3.9%); Adjusted operating margin of 7.2%

2021 Overview Results Excluding Divestitures and Pipeline Engineering:
•Backlog of $443 million, up 16% adjusted, driven by strong demand in Industrial

•Orders of $826 million, up 16% adjusted and 11% organically
◦Aerospace & Defense orders of $255 million remaining flat YoY and (1%) organically
◦Industrial orders of $571 million, up 24% adjusted and 21% organically
•Revenue of $744 million flat YoY and (4%) organically
◦Aerospace & Defense revenue of $253 million, down (5%) adjusted and (6%) organically
◦Industrial revenue of $491 million, up 3% adjusted and flat organically
•Adjusted operating income $64 million, up 2% adjusted
•Adjusted operating margin of 8.6%

As previously announced, the restatement resulted from accounting irregularities in the Company’s Pipeline Engineering business. The accounting irregularities were the result of intentional acts of an individual employee. In connection with the restatement process, the Company identified material weaknesses in the Company’s internal control over financial reporting during the applicable periods. Remedial actions have been identified and further actions are planned as noted in Part II, Item 9A, “Controls and Procedures” on Form 10-K. The restated financial statements and the Annual Report are available on the CIRCOR investor relations website, https://investors.circor.com/, and on the U.S. Securities and Exchange Commission website, www.sec.gov.

Selected Consolidated Results
(unaudited)

($ millions except EPS)	Q4 2021	Q4 2020	Change	Q4 YTD 2021	Q4 YTD 2020	Change
Orders	220.0	168.5	31%	850.6	736.2	16%
Orders - excluding Divested & Pipeline Engineering[1]	212.8	164.6	29%	826.2	714.0	16%
Revenue	$204.9	$205.3	—%	$758.7	$765.2	-1%
Revenue - excluding Divested & Pipeline Engineering[1]	199.7	202.3	-1%	744.1	745.1	—%
GAAP operating (loss) income	(19.0)	5.1	-473%	(29.3)	(94.9)	69%
Adjusted operating income[2]	20.5	18.5	11%	54.3	55.0	-1%
Adjusted operating income excluding Divested & Pipeline Engineering[1,2]	23.7	21.7	9%	64.2	63.2	2%
GAAP operating margin	(9.3)%	2.5%	-1180 bps	(3.9)%	(12.4)%	850 bps
Adjusted operating margin[2]	10.0%	9.0%	100 bps	7.2%	7.2%	0 bps
Adjusted operating margin excluding Divested & Pipeline Engineering[1,2]	11.9%	10.7%	120 bps	8.6%	8.5%	10 bps
GAAP earnings (loss) per share (diluted)	$(1.40)	$(0.89)	-57%	$(3.05)	$(10.94)	72%
Adjusted earnings per share (diluted)[2]	$0.46	$0.43	7%	$1.01	$0.90	12%
Operating cash flow	10.6	25.5	-58%	$10.4	(22.5)	146%
Free cash flow[3]	6.4	22.2	-71%	(4.3)	(35.0)	88%

Segment Results
(unaudited)

($ in millions)	Q4 2021	Q4 2020	Change	Q4 YTD 2021	Q4 YTD 2020	Change
Aerospace & Defense
Orders	$73.9	$46.8	58%	$255.2	$254.5	—%
Revenue	70.0	77.4	-10%	252.5	266.0	-5%
Segment operating income	18.4	18.5	-1%	56.1	58.4	-4%
Segment operating margin	26.3%	23.9%	240 bps	22.2%	21.9%	30 bps

Industrial
Orders	$146.1	$121.7	20%	$595.4	$481.6	24%
Orders - excluding Divested & Pipeline Engineering[1]	138.9	117.8	18%	571.0	459.5	24%
Revenue	134.9	127.9	5%	506.1	499.2	1%
Revenue - excluding Divested & Pipeline Engineering[1]	$129.7	$124.9	4%	$491.5	$479.0	3%
Segment operating income	8.7	7.0	24%	28.9	27.0	15.0%
Segment operating income -excluding Divested & Pipeline Engineering	11.9	10.1	18%	38.8	35.2	10%
Segment operating margin	6.4%	5.5%	90 bps	5.7%	5.4%	30 bps
Segment operating margin (adjusted)	9.2%	8.1%	110 bps	7.9%	7.3%	60 bps

1.Orders, revenue and adjusted operating income excluding Divested & Pipeline Engineering businesses are non-GAAP measures. Divested businesses include Instrumentation & Sampling which was sold during Q1 2020. Pipeline Engineering is related to accounting irregularities noted on March 14,2022 8-K Filing. Both Instrumentation & Sampling and Pipeline Engineering are in the Industrial Segment.
2.Adjusted consolidated and segment results for Q4 2021 exclude net income from discontinued operations and net loss from non-cash acquisition-related intangible amortization, special and restructuring charges, and goodwill impairment charge totaling $39.4 million. These charges include: (i) $11.8 million for non-cash acquisition-related intangible amortization and depreciation expense; (ii) $8.7 million of costs related to debt refinancing; (iii) $7.9 million related to incremental loss allowance for a receivable, contract asset and sub-contractor claims for a contract assumed as part of the Fluid Handling acquisition; (iv) $0.5 million other special and restructuring recoveries; and (v) $10.5 million goodwill impairment charge related to our Industrial segment. Adjusted consolidated and segment results for Q4 2020 exclude net loss from discontinued

operations of $0.8 million and net loss from non-cash acquisition-related intangible amortization, special and restructuring charges totaling $13.4 million. These charges include: (i) $12.0 million for non-cash acquisition-related intangible amortization and depreciation expense; (ii) $1.4 million of professional fees and other costs associated with restructuring and cost reductions. It also excludes the Q4 2020 charge for valuation allowance against deferred tax assets by virtue of using an effective tax rate in the adjusted results which is a $12.4 million adjustment to taxes.
3.Free cash flow is a non-GAAP financial measure and is calculated by subtracting GAAP capital expenditures, net of proceeds from asset sales, from GAAP operating cash flow.

CIRCOR Announces Date for 2022 Annual Meeting
On July 25, 2022, the Board of Directors (the “Board”) of the Company established October 4, 2022 as the date of the Company’s 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”) and August 22, 2022 as the record date (the “Record Date”) for determining stockholders entitled to notice of and to vote at the 2022 Annual Meeting. The Company will provide additional meeting details in its proxy statement related to the 2022 Annual Meeting.

First-Quarter 2022 10-Q
As disclosed in its May 23, 2022 announcement, in light of the accounting review the Company was unable to file its Quarterly Report on Form 10-Q (the “Form 10-Q”) for the first quarter ended April 3, 2022 on a timely basis without unreasonable effort or expense. The Company is working on completing its Form 10-Q for its 2022 first quarter and will make a subsequent announcement concerning the date and time of its first-quarter 2022 earnings release.

Company Expects to File Form 12-b-25 Related to Second-Quarter 10-Q
CIRCOR expects to file a Form 12b-25 with the U.S. Securities and Exchange Commission (SEC) to disclose that CIRCOR requires additional time to complete the Company’s Quarterly Report for the second quarter ended July 3, 2022 (the “Quarterly Report”). The Company plans to file the Quarterly Report as soon as possible.

Use of Non-GAAP Financial Measures
In this press release, the Company uses the non-GAAP financial measures organic orders, organic revenue, adjusted operating income, adjusted operating income as a percentage of sales, and free cash flow. Non-GAAP financial measures are used by management in our financial and operating decision making because we believe they reflect our ongoing business and facilitate period-to-period comparisons. We believe that these non-GAAP financial measures provide useful information to investors and others in understanding and evaluating CIRCOR’s current operating performance and future prospects in the same manner as management does if they so choose. These non-GAAP financial measures also allow investors and others to compare CIRCOR’s current financial results with CIRCOR’s past financial results in a consistent manner.

We exclude costs and tax effects associated with restructuring activities, such as reducing overhead and consolidating facilities. We believe that the costs related to these restructuring activities are not indicative of our normal operating costs. We exclude certain acquisition-related costs, including significant transaction costs and amortization of inventory and fixed-asset step-ups and the related tax effects. We exclude these costs because we do not believe they are indicative of our normal operating costs.

We exclude the expense and tax effects associated with the non-cash amortization of acquisition-related intangible assets because a significant portion of the purchase price for acquisitions may be allocated to intangible assets that have lives up to 25 years. Exclusion of the non-cash amortization expense allows comparisons of operating results that are consistent over time for both our newly acquired and long-held businesses and with both acquisitive and non-acquisitive peer companies.

We also exclude certain gains/losses and related tax effects, which are either isolated or cannot be expected to occur again with any predictability, and that we believe are not indicative of our normal operating gains and losses. For example, we exclude gains/losses from items such as the sale of a business, significant litigation-related matters and lump-sum pension plan settlements. We exclude the results of discontinued operations. We exclude goodwill impairment charges. We exclude these costs because we do not believe they are indicative of our normal operating costs.

Due to the significance of recently sold businesses and to provide a comparison of changes in our orders and revenue, we also discuss these changes on an “organic” basis. Organic is calculated assuming the divestitures completed prior to December 31, 2021 were completed on January 1, 2020 and excluding the impact of changes in foreign currency exchange rates.

CIRCOR’s management uses these non-GAAP measures, in addition to GAAP financial measures, as the basis for measuring the Company’s operating performance and comparing such performance to that of prior periods and to the performance of our peers. We use such measures when publicly providing our business outlook, assessing future earnings potential, evaluating potential acquisitions and dispositions and in our financial and operating decision-making process, including for compensation purposes.

Investors should recognize that these non-GAAP measures might not be comparable to similarly titled measures of other companies. These measures should be considered in addition and not as a substitute for or superior to, any measure of performance, cash flow or liquidity prepared in accordance with accounting principles generally accepted in the United States. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is included in this news release.

About CIRCOR International, Inc.
CIRCOR International is one of the world’s leading providers of mission critical flow control products and services for the Industrial and Aerospace & Defense markets. The Company has a product portfolio of market-leading brands serving its customers’ most demanding applications. CIRCOR markets its solutions directly and through various sales partners to more than 14,000 customers in approximately 100 countries. The Company has a global presence with approximately 3,100 employees and is headquartered in Burlington, Massachusetts. For more information, visit the Company’s investor relations website at http://investors.circor.com.

Cautionary Note Regarding Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Actual results may differ materially from the expectations the Company describes in its forward-looking statements. Substantial reliance should not be placed on forward-looking statements because they involve unknown risks, uncertainties and other factors, which are, in some cases, beyond the control of CIRCOR. Important factors that could cause actual results to differ materially from expectations include, but are not limited to findings and conclusions of the Audit Committee’s review; the effectiveness of the Company’s internal control over financial reporting and disclosure controls and procedures; the remediation of the material weaknesses in the Company’s internal controls over financial reporting or other potential weaknesses of which the Company is not currently aware or which have not been detected; the timing of the Company regaining compliance with the NYSE’s continued listing standards; the timing and outcome, if any, of the Company’s strategic alternatives review and its potential exit from the Pipeline Engineering business unit; the impact on the Company of the situation in Russia and Ukraine; and the risks detailed from time to time in the Company’s periodic reports filed with the SEC. Before making any investment decisions regarding CIRCOR, the Company strongly advises you to read the section entitled “Risk Factors” in its 2021 Annual Report on Form 10-K, which can be accessed under the “Investors” link of the Company’s website at www.circor.com. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Contact:
Scott Solomon
Senior Vice President
Sharon Merrill Associates, Inc.
(857) 383-2409

CIRCOR INTERNATIONAL, INC
CONSOLIDATED STATEMENT OF OPERATIONS
(in thousands, except per share data) (unaudited)

	Three Months Ended		Twelve Months Ended
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020

Net revenues	$204,917	$205,295	$758,667	$765,219
Cost of revenues	140,348	141,242	528,291	533,005
Gross profit	64,569	64,053	230,376	232,214
Selling, general and administrative expenses	55,557	57,477	224,927	223,386
Goodwill impairment charge	10,500	—	10,500	138,078
Special and restructuring charges (recoveries), net	17,464	1,444	24,272	(34,303)
Operating (loss) income	(18,952)	5,132	(29,323)	(94,947)
Other expense (income):
Interest expense, net	8,040	8,520	32,365	34,219
Other expense (income)	(523)	(1,200)	(3,826)	(1,594)
Total other expense, net	7,517	7,320	28,539	32,625
(Loss) from continuing operations before income taxes	(26,469)	(2,188)	(57,862)	(127,572)
Provision for income taxes	1,970	14,992	5,182	55,902
Loss from continuing operations, net of tax	$(28,439)	$(17,180)	$(63,044)	$(183,474)
Income (loss) from discontinued operations, net of tax	$13	$(796)	$1,406	$(35,140)
Net (loss)	$(28,426)	$(17,976)	$(61,638)	$(218,614)

Basic income (loss) per common share:
Basic from continuing operations	$(1.40)	$(0.86)	$(3.12)	$(9.18)
Basic from discontinued operations	$—	$(0.04)	$0.07	$(1.76)
Net income (loss)	$(1.40)	$(0.90)	$(3.05)	$(10.94)
Diluted income (loss) per common share:
Diluted from continuing operations	$(1.40)	$(0.86)	$(3.12)	$(9.18)
Diluted from discontinued operations	$—	$(0.04)	$0.07	$(1.76)
Net income (loss)	$(1.40)	$(0.90)	$(3.05)	$(10.94)

Weighted average common shares outstanding:
Basic	20,261	20,002	20,201	19,982
Diluted	20,261	20,002	20,201	19,982

CIRCOR INTERNATIONAL, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Year Ended December 31,
	2021	2020
OPERATING ACTIVITIES
Net (loss)	$(61,638)	$(218,614)
Income (loss) from discontinued operations, net of income taxes	1,406	(35,140)
(Loss) from continuing operations, net of tax	(63,044)	(183,474)
Adjustments to reconcile net (loss) to net cash provided by (used in) operating activities:
Depreciation	22,854	20,401
Amortization	42,304	43,662
Change in provision for bad debt expense	1,213	6,274
Write down of inventory	3,364	4,272
Compensation expense of share-based plans	5,252	5,488
Loss on debt extinguishment	8,693	—
Amortization of debt issuance costs	3,996	7,460
Deferred income tax provision (benefit)	(2,992)	46,774
Goodwill Impairment	10,500	138,078
Loss (gain) on sale of businesses	1,919	(54,429)
Changes in operating assets and liabilities, net of effects of acquisitions and divestitures:
Trade accounts receivable	(6,308)	26,211
Inventories	(6,974)	4,366
Prepaid expenses and other assets	(23,665)	(29,255)
Accounts payable, accrued expenses and other liabilities	15,820	(43,748)
Net cash provided by (used in) continuing operations	12,932	(7,920)
Net cash (used in) discontinued operations	(2,484)	(14,561)
Net cash provided by (used in) operating activities	10,448	(22,481)
INVESTING ACTIVITIES
Additions of property, plant and equipment	(14,747)	(12,222)
Proceeds from the sale of property, plant and equipment	2	(322)
Proceeds from beneficial interest of factored receivables	2,047	2,957
Proceeds from sale of business	9,993	165,540
Net cash (used in) provided by continuing investing activities	(2,705)	155,953
Net cash (used in) discontinued investing activities	—	(11,658)
Net cash (used in) provided by investing activities	(2,705)	144,295
FINANCING ACTIVITIES
Proceeds from long-term debt	734,612	219,000
Payments of long-term debt	(729,551)	(352,916)
Net Change in short-term borrowings	(374)	372
Proceeds from the exercise of stock options	151	118
Withholding tax payments on net share settlements on equity rewards	(4,209)	(713)
Payment of debt issuance costs	(12,157)	—
Net cash used in financing activities	(11,528)	(134,139)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(3,448)	3,878
INCREASE (DECREASE) IN CASH, CASH EQUIVALENTS AND RESTRICTED CASH	(7,233)	(8,447)
Cash, cash equivalents and restricted cash at beginning of year	68,607	77,054
CASH, CASH EQUIVALENTS, AND RESTRICTED CASH AT END OF YEAR	$61,374	$68,607

CIRCOR INTERNATIONAL, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share data)

	December 31,
	2021	2020
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$59,924	$66,918
Trade accounts receivable, net	100,149	95,635
Inventories	123,343	128,092
Prepaid expenses and other current assets	110,749	88,985
Assets held for sale	—	5,073
Total Current Assets	394,165	384,703
PROPERTY, PLANT AND EQUIPMENT, NET	154,461	166,022
OTHER ASSETS:
Goodwill	122,906	136,923
Intangibles, net	303,476	353,595
Deferred income taxes	756	830
Other assets	43,534	40,784
TOTAL ASSETS	$1,019,298	$1,082,857
LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$83,382	$63,614
Accrued expenses and other current liabilities	81,998	79,040
Accrued compensation and benefits	26,551	28,016
Short-term borrowings and current portion of long-term debt	1,611	1,624
Total Current Liabilities	193,542	172,294
LONG-TERM DEBT	511,694	507,888
DEFERRED INCOME TAXES	21,721	25,865
PENSION LIABILITY, NET	120,881	163,642
OTHER NON-CURRENT LIABILITIES	37,744	60,270
SHAREHOLDERS’ EQUITY:
Preferred stock, $0.01 par value; 1,000,000 shares authorized; — shares issued and outstanding	—	—
Common stock, $0.01 par value; 29,000,000 shares authorized; 21,633,131 and 21,373,813 shares issued at December 31, 2021 and 2020, respectively	217	214
Additional paid-in capital	454,852	452,728
Accumulated deficit	(198,081)	(136,443)
Common treasury stock, at cost (1,372,488 shares at December 31, 2021 and 2020)	(74,472)	(74,472)
Accumulated other comprehensive loss	(48,800)	(89,129)
Total Shareholders’ Equity	133,716	152,898
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,019,298	$1,082,857

CIRCOR INTERNATIONAL, INC.
SUMMARY OF ORDERS AND BACKLOG
(in millions) (unaudited)

	Three Months Ended		Twelve Months Ended
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020

ORDERS (1)
Aerospace & Defense	$73.9	$46.8	$255.2	$254.6
Industrial	146.1	121.7	595.4	481.6
Total Orders	$220.0	$168.5	$850.6	$736.2

	December 31, 2021	December 31, 2020
BACKLOG (2)
Aerospace & Defense	$185.3	$184.1
Industrial	258.4	197.2
Total Backlog	$443.7	$381.3

Note 1: Orders do not include the foreign exchange impact due to the re-measurement of customer backlog amounts denominated in foreign currencies. Orders for the twelve months ended December 31, 2020 include orders from businesses divested prior to December 31, 2020 of $4.4 million.

Note 2: Backlog includes unshipped customer orders for which revenue has not been recognized.

CIRCOR INTERNATIONAL, INC.
SEGMENT INFORMATION
(in thousands, except percentages) (unaudited)

	2020					2021
As reported	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL
ORDERS
Aerospace & Defense	$72,031	$76,616	$59,105	$46,795	$254,547	$72,999	$54,243	$54,028	$73,898	$255,168
Industrial	136,443	116,023	107,453	121,690	481,609	153,695	155,959	139,691	146,065	595,410
Total	$208,474	$192,639	$166,558	$168,485	$736,156	$226,693	$210,203	$193,719	$219,964	$850,578

NET REVENUES
Aerospace & Defense	$65,401	$62,123	$61,129	$77,357	$266,010	$58,488	$60,613	$63,461	$69,979	$252,541
Industrial	125,724	121,386	124,161	127,938	499,209	117,963	126,977	126,248	134,938	506,126
Total	$191,125	$183,509	$185,290	$205,295	$765,219	$176,451	$187,590	$189,709	$204,917	$758,667

SEGMENT OPERATING INCOME
Aerospace & Defense	$12,445	$13,075	$14,409	$18,450	$58,379	$9,988	$11,741	$15,927	$18,416	$56,073
Industrial	3,517	9,887	6,651	6,970	27,025	5,834	7,237	7,124	8,700	28,896
Corporate expenses	(7,246)	(9,006)	(7,243)	(6,882)	(30,378)	(9,035)	(7,950)	(7,015)	(6,636)	(30,638)
Total	$8,716	$13,956	$13,817	$18,538	$55,026	$6,787	$11,028	$16,036	$20,480	$54,331

SEGMENT OPERATING MARGIN %
Aerospace & Defense	19.0%	21.0%	23.6%	23.9%	21.9%	17.1%	19.4%	25.1%	26.3%	22.2%
Industrial	2.8%	8.1%	5.4%	5.4%	5.4%	4.9%	5.7%	5.6%	6.4%	5.7%
Total	4.6%	7.6%	7.5%	9.0%	7.2%	3.8%	5.9%	8.5%	10.0%	7.2%

	2020					2021
Results of divested businesses (1)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL
ORDERS - Industrial	$4,449	$—	$—	$—	$4,449	$—	$—	$—	$—	$—
NET REVENUES - Industrial	$4,900	$—	$—	$—	$4,900	$—	$—	$—	$—	$—
SEGMENT OP. INC. -Industrial	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

	2020					2021
Pipeline Engineering (2)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL
ORDERS - Industrial	$5,667	$4,710	$3,399	$3,905	$17,681	$5,531	$5,192	$6,575	$7,121	$24,419
NET REVENUES - Industrial	$4,455	$2,966	$4,843	$2,997	$15,262	$2,994	$3,124	$3,236	$5,248	$14,602
SEGMENT OP. INC. -Industrial	$(1,438)	$(1,455)	$(2,146)	$(3,129)	$(8,167)	$(2,479)	$(1,754)	$(2,470)	$(3,191)	$(9,893)
(1) Divested businesses are related to the Industrial Segment and include Instrumentation & Sampling. Distributed Valves are discontinued operations and not reflected in the As Reported figures in accordance with US GAAP.
2) Excluding Pipeline Engineering business as related to the Industrial Segment with respect to accounting irregularities noted on March 14, 2022 8-K filing.

CIRCOR INTERNATIONAL, INC.
SUPPLEMENTAL INFORMATION REGARDING DIVESTED & PIPELINE ENGINEERING
(in thousands, except percentages) (unaudited)

	2020					2021
Results excluding Divested & Pipeline Engineering	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL
ORDERS
Aerospace & Defense	$72,031	$76,616	$59,105	$46,795	$254,547	$72,999	$54,243	$54,028	$73,898	$255,168
Industrial	126,327	111,313	104,054	117,785	$459,479	148,164	150,767	133,116	138,944	570,991
Total	$198,358	$187,929	$163,159	$164,580	$714,026	$221,163	$205,010	$187,144	$212,842	$826,159

NET REVENUES
Aerospace & Defense	$65,401	$62,123	$61,129	$77,357	$266,010	$58,488	$60,613	$63,461	$69,979	$252,541
Industrial	116,369	118,420	119,318	124,941	$479,047	114,969	123,853	123,012	129,690	491,524
Total	$181,770	$180,543	$180,447	$202,298	$745,057	$173,457	$184,466	$186,473	$199,669	$744,065

SEGMENT OPERATING INCOME
Aerospace & Defense	$12,445	$13,075	$14,409	$18,450	$58,379	$9,988	$11,741	$15,927	$18,416	$56,073
Industrial	4,955	11,342	8,797	10,099	35,192	8,313	8,991	9,594	11,891	38,789
Corporate expenses	(7,246)	(9,006)	(7,243)	(6,882)	(30,378)	(9,035)	(7,950)	(7,015)	(6,636)	(30,638)
Total	$10,154	$15,411	$15,963	$21,667	$63,193	$9,266	$12,782	$18,506	$23,671	$64,224

SEGMENT OPERATING MARGIN %
Aerospace & Defense	19.0%	21.0%	23.6%	23.9%	21.9%	17.1%	19.4%	25.1%	26.3%	22.2%
Industrial	4.3%	9.6%	7.4%	8.1%	7.3%	7.2%	7.3%	7.8%	9.2%	7.9%
Total	5.6%	8.5%	8.8%	10.7%	8.5%	5.3%	6.9%	9.9%	11.9%	8.6%

CIRCOR INTERNATIONAL, INC.
RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS
(in thousands, except percentages) (unaudited)

	2020					2021
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL

Net Cash (Used In) Provided By Operating Activities	$(23,425)	$(25,475)	$904	$25,515	$(22,481)	$(19,210)	$8,866	$10,197	$10,595	$10,448
LESS
Capital expenditures, net of sale proceeds (a)	3,412	3,545	2,312	3,275	12,544	3,392	2,644	4,541	4,168	14,745
FREE CASH FLOW	$(26,837)	$(29,020)	$(1,408)	$22,240	$(35,025)	$(22,602)	$6,222	$5,656	$6,427	$(4,297)

Gross Debt	$603,564	$593,379	$541,617	$521,562	$521,562	$538,541	$524,391	$518,464	$526,311	$526,311
Less: Cash & Cash equivalents	163,609	117,719	63,429	66,918	66,918	64,837	58,862	58,013	59,924	59,924
GROSS DEBT, NET OF CASH	$439,955	$475,660	$478,188	$454,644	$454,644	$473,704	$465,529	$460,451	$466,387	$466,387

TOTAL SHAREHOLDERS' EQUITY	$254,961	$233,789	$174,354	$152,898	$152,898	$138,663	$122,185	$121,256	$133,716	$133,716

GROSS DEBT AS % OF EQUITY	237%	254%	311%	341%	341%	388%	429%	428%	394%	394%
GROSS DEBT, NET OF CASH AS % OF EQUITY	173%	203%	274%	297%	297%	342%	381%	380%	349%	349%

(a) Includes capital expenditures, net of sales proceeds of discontinued operations

CIRCOR INTERNATIONAL, INC.
RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS
(in thousands, except percentages) (unaudited)

	2020					2021
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL
NET (LOSS) INCOME	$(99,387)	$(36,542)	$(64,709)	$(17,976)	$(218,614)	$(11,796)	$(18,784)	$(2,630)	$(28,427)	$(61,638)
LESS:
Restructuring related inventory charges (recoveries), net	(602)	—	351	—	(251)	—	958	(60)	(299)	599
Restructuring charges, net	2,883	588	352	1,122	4,945	2,060	2,281	(312)	205	4,234
Acquisition amortization	10,217	10,681	10,625	10,940	42,463	10,487	10,498	10,417	10,369	41,772
Acquisition depreciation	974	980	1,011	1,021	3,986	2,375	1,327	1,412	1,397	6,511
Special (recoveries) charges, net	(45,175)	5,019	586	322	(39,248)	(2,870)	4,523	1,126	17,259	20,038
Goodwill Impairment charge	138,078	—	—	—	138,078	—	—	—	10,500	10,500
Income tax impact	4,779	(21,786)	56,359	12,439	51,791	(44)	2,425	(596)	(1,622)	163
Net loss (income) from discontinued operations	(9,162)	43,847	(341)	796	35,140	239	878	(2,510)	(13)	(1,406)
ADJUSTED NET INCOME	$2,605	$2,787	$4,234	$8,664	$18,290	$451	$4,106	$6,847	$9,369	$20,773

(LOSS) EARNINGS PER COMMON SHARE (Diluted)	$(4.99)	$(1.83)	$(3.24)	$(0.89)	$(10.79)	$(0.58)	$(0.91)	$(0.13)	$(1.38)	$(3.00)
LESS:
Restructuring related inventory charges	(0.03)	—	0.02	—	(0.01)	—	0.05	—	(0.01)	0.03
Restructuring charges, net	0.14	0.03	0.02	0.06	0.24	0.10	0.11	(0.02)	0.01	0.21
Acquisition amortization	0.51	0.53	0.53	0.54	2.10	0.51	0.51	0.51	0.51	2.04
Acquisition depreciation	0.05	0.05	0.05	0.05	0.20	0.12	0.06	0.07	0.07	0.32
Special (recoveries) charges, net	(2.27)	0.25	0.03	0.02	(1.94)	(0.14)	0.22	0.05	0.84	0.98
Impairment charge	6.93	—	—	—	6.81	—	—	—	0.51	0.51
Income tax impact	0.24	(1.09)	2.82	0.61	2.56	—	0.12	(0.03)	(0.08)	0.01
(Loss) earnings) per share from discontinued operations	(0.46)	2.19	(0.02)	0.04	1.73	0.01	0.04	(0.12)	—	(0.07)
ADJUSTED EARNINGS PER SHARE (Diluted)	$0.13	$0.14	$0.21	$0.43	$0.90	$0.02	$0.20	$0.33	$0.46	$1.01

CIRCOR INTERNATIONAL, INC.
RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS
(in thousands, except percentages) (unaudited)

	2020					2021
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL

NET (LOSS) INCOME	$(99,387)	$(36,542)	$(64,709)	$(17,976)	$(218,614)	$(11,796)	$(18,784)	$(2,629)	$(28,426)	$(61,635)
LESS:
Interest expense, net	9,011	8,486	8,202	8,520	34,219	8,369	7,958	7,997	8,040	32,365
Depreciation	5,121	4,958	4,802	5,520	20,401	6,509	5,460	5,536	5,348	22,854
Amortization	10,611	10,881	10,925	11,244	43,662	10,696	10,657	10,576	10,375	42,304
Provision for income taxes	5,046	(21,126)	56,990	14,992	55,902	(297)	2,659	850	1,970	5,182
Loss (income) from discontinued operations	(9,162)	43,847	(341)	796	35,140	239	878	(2,510)	(13)	(1,406)
EBITDA	$(78,760)	$10,504	$15,869	$23,096	$(29,290)	$13,720	$8,828	$19,820	$(2,706)	$39,664
LESS:
Restructuring related inventory charges (recoveries)	(602)	—	351	—	(251)	—	958	(60)	(299)	599
Restructuring charges, net	2,883	588	352	1,122	4,945	2,060	2,281	(312)	205	4,234
Special (recoveries) charges, net	(45,175)	5,019	586	322	(39,248)	(2,870)	4,523	1,126	17,259	20,038
Goodwill impairment charge	138,078	—	—	—	138,078	—	—	—	10,500	10,500
ADJUSTED EBITDA	$16,424	$16,111	$17,158	$24,540	$74,234	$12,910	$16,590	$20,574	$24,959	$75,035

CIRCOR INTERNATIONAL, INC.
RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS
(in thousands, except percentages) (unaudited)

	2020					2021
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL

GAAP OPERATING INCOME (LOSS)	$(97,659)	$(3,312)	$892	$5,132	$(94,947)	$(5,266)	$(8,557)	$3,451	$(18,952)	$(29,323)
LESS:
Restructuring related inventory charges (recoveries)	(602)	—	351	—	(251)	—	958	(60)	(299)	599
Restructuring charges, net	2,883	588	352	1,122	4,945	2,060	2,281	(312)	205	4,234
Acquisition amortization	10,217	10,681	10,625	10,940	42,463	10,487	10,498	10,417	10,369	41,772
Acquisition depreciation	974	980	1,011	1,021	3,986	2,375	1,327	1,412	1,397	6,511
Special (recoveries) charges, net	(45,175)	5,019	586	322	(39,248)	(2,870)	4,523	1,126	17,259	20,038
Goodwill impairment charge	138,078	—	—	—	138,078	—	—	—	10,500	10,500
ADJUSTED OPERATING INCOME	$8,716	$13,956	$13,817	$18,537	$55,026	$6,787	$11,029	$16,035	$20,479	$54,331

GAAP OPERATING MARGIN	(51.1)%	(1.8)%	0.5%	2.5%	(12.4)%	(3.0)%	(4.6)%	1.8%	(9.2)%	(3.9)%
LESS:
Restructuring related inventory charges (recoveries)	(0.3)%	—%	0.2%	—%	—%	—%	0.5%	—%	(0.1)%	0.1%
Restructuring charges, net	1.5%	0.3%	0.2%	0.5%	0.6%	1.2%	1.2%	(0.2)%	0.1%	0.6%
Acquisition amortization	5.3%	5.8%	5.7%	5.3%	5.5%	5.9%	5.6%	5.5%	5.1%	5.5%
Acquisition depreciation	0.5%	0.5%	0.5%	0.5%	0.5%	1.3%	0.7%	0.7%	0.7%	0.9%
Special (recoveries) charges, net	(23.6)%	2.7%	0.3%	0.2%	(5.1)%	(1.6)%	2.4%	0.6%	8.4%	2.6%
Goodwill impairment charge	72.2%	—%	—%	—%	18.0%	—%	—%	—%	5.1%	1.4%
ADJUSTED OPERATING MARGIN	4.6%	7.6%	7.5%	9.0%	7.2%	3.8%	5.9%	8.5%	10.0%	7.2%

Note regarding financial statements: Restated amounts are computed independently each quarter; therefore, the sum of the quarterly amounts may not equal the total amount for the respective year due to rounding.